Oppenheimer Balanced Fund

Supplement dated March 31, 2009 to the
Prospectus dated January 28, 2009

This supplement amends the Prospectus of Oppenheimer Balanced Fund (the "Fund") dated January 28, 2009.

Effective April 1, 2009, the section titled "How the Fund is Managed – Portfolio Managers," beginning on page 21 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The equity component of the Fund's portfolio is managed by Emmanuel Ferreira and the fixed-income component of the Fund's portfolio is managed by Krishna Memani. Mr. Ferreira and Mr. Memani are primarily responsible for the day-to-day management of the Fund's investments. Mr. Ferreira has been a portfolio manager and Vice President of the Fund since January 2003. Mr. Memani is a portfolio manager and Vice President of the Fund beginning April 1, 2009.

Mr. Ferreira has been a Vice President of the Manager since January 2003. He was a Portfolio Manager at Lashire Investments from July 1999 through December 2002. He is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

March 31, 2009                                                                                                                                          PS0240.033